--------------------------------------------------------------------------------
         ANNUAL REPORTS                               NOVEMBER 30, 1995

                                   THE COWEN
                                FAMILY OF FUNDS

                         COWEN INCOME+GROWTH FUND, INC.

                               COWEN FUNDS, INC.
                                Opportunity Fund
                           Government Securities Fund
                         Intermediate Fixed Income Fund

                            [COWEN & COMPANY LOGO]

--------------------------------------------------------------------------------

                          ----------------------------
                                    CONTENTS

Chairman's Letter............................................................. 1
Income + Growth Fund.......................................................... 2
Opportunity Fund.............................................................. 5
Intermediate Fixed Income Fund and
Government Securities Fund.................................................... 7

Statements of Investments.....................................................11
Statements of Assets and Liabilities..........................................20
Statements of Operations......................................................22
Statements of Changes in Net Assets...........................................24
Notes to Combined Financial Statements........................................28
Report of Ernst & Young LLP...................................................48

CHAI RMAN'S LETTER                                              JANUARY 22, 1996
To Our Shareholders:

  The Cowen Family of Funds' fiscal year ended November 30, 1995 saw a sharp contrast in performance of the equity and bond markets for the period ending in 1995 versus 1994. Your Cowen fixed income funds took advantage of the bond market rally while the equity funds provided positive returns consistent with the prevailing environment for their investment methodologies.

  Twelve months ago, the fixed income market had just completed an extremely difficult year. The Federal Reserve Board had raised interest rates six times -- causing bonds to decline in price as fears of inflation and an overheating economy abounded.

  During 1995, the bond market rebound, or at least the magnitude of the rally, surprised many, as the impact of the Federal Reserve Board's policy reversal was felt faster than anticipated. The economy slowed, inflationary pressures were reduced, and the yield curve steepened, a normal occurrence for a healthy bond market where investors earn a higher interest rate for investing in longer-term bonds. Alan Koepplin, now the portfolio manager of both of our fixed income funds, describes later in this report how he took advantage of the changing conditions in 1995 and what he foresees ahead.

  The equity market, too, saw dramatic changes. One year ago, rising interest rates contributed to below average returns in the S&P 500 Index. The Dow Jones Industrial Average stood at 3739 on November 30, 1994, rising to a close of 5074 one year later.

  In 1995, the S&P 500 Index produced strong returns, though it mostly rewarded certain sectors of the stock market, notably interest-rate sensitive stocks (which benefited from the rising bond market), large-company growth stocks with meaningful international operations (which benefited from a weak dollar) and technology (business in general was robust in this cutting-edge industry). Your Income + Growth Fund benefited from the rally in interest rate sensitive stocks and sector allocation. The Opportunity Fund lagged the indexes due to an underweighting in technology as a result of the fund's disciplined valuation approach.

  As you will see in the commentary from the portfolio managers of our equity funds, through all of this, the Cowen Opportunity Fund and the Cowen
Income + Growth Fund stayed focused on their long-term financial objectives, the underlying merits of their investments, and the disciplined strategies designed to earn competitive returns and capture value. The respective overall course of both the Government Securities Fund and the Intermediate Fixed Income Fund continued to be blending only government and high-quality corporate bonds with the appropriate maturity dates to achieve the correct balance of relative safety and value.

  By adhering to our disciplined investment strategy, we strongly believe that you, the shareholders, will be rewarded with superior long-term performance in the Cowen Family of Funds. We appreciate your continued support.

                                                               Sincerely,

                                                      /s/ JOSEPH M. COHEN

                                                          Joseph M. Cohen
                                                                 Chairman

                           COWEN INCOME + GROWTH FUND

                       Focusing on Cash Flow Fundamentals
                   for Superior Risk-Adjusted Dividend Yields

Throughout this past year of exceptional growth in the stock market, the Income + Growth Fund achieved competitive risk-adjusted returns by staying true to its high quality, high yield, low risk discipline. The Fund's Class A Shares had a positive return of 29.50% for the twelve months ended November 30, 1995.
  This performance compares favorably to the S&P 500 Index's return of 36.9%, especially given the Fund's conservative, dividend-oriented investment criteria. The Fund also compared well to its competitive category, outperforming the Equity-Income average of 29.1% for the same period, according to Lipper. Class B and Class C share performance can be found on page 4.

                               INVESTMENT REVIEW

The Fund's strong returns during this annual period were primarily due to outstanding stock and sector selection. The portfolio's holdings continued to experience improved earnings and cash-flow growth and above-average dividend growth. More specifically, over the past twelve months, the Fund has:
  - Increased allocation in the regional banks and natural gas distribution sectors -- The appeal of these sectors was outlined in our semi-annual report. In the last six months, portfolio activity included the sale of Banc One Corp. and CoreStates Financial Corp., both of which reached our yield targets for them. We also added First Union Bank to our holdings. Both of these sectors remain fully weighted.
  - Maximized allocation in the regional telephone sector -- We added Pacific Telesis to our holdings, based on our belief that current legislation under consideration by Congress favors the regional companies. We are also attracted to these regional phone companies because of their strong growth in the areas of access and cellular phone lines and their diversification into the international market.
  - Diversified into the REIT sector -- Real estate investment trusts, such as the Fund's new holdings New Plan Realty and Weingarten Realty, offer high yields, a record of steady dividend growth, extremely reasonable valuations, and, historically, a hedge against inflation.
  - Made tactical moves in the oil, electric utilities and financial services sectors -- Having taken profits earlier in the year in certain oil and health care companies, in the second half of the Fund's fiscal year, we sold J.P. Morgan & Co. when it reached its sell criteria target, and to increase our exposure to the energy area, we added Chevron Corp. to our holdings. In the electric utilities sector, we continue to hold high quality, low cost producers that we believe will profit in a deregulated environment. However given our more modest outlook for this sector compared to this past year, we may underweight this group in 1996.
  To reduce interest rate sensitivity and offer the opportunity for even broader diversification, we also made some analytical enhancements to the Fund's investment parameters that we believe more meaningfully reflect a company's real fundamental strength and dividend-paying capability in a new and changing business environment. Overall, we shifted the emphasis from reported earnings to operating cash flow, since we believe the former is now often distorted by accounting rule changes

                                       --
and restructuring, while the latter continues to grow and is, after all, the source of current dividends and the key to subsequent dividend growth. We also slightly shifted the yield targets on both the buy and sell sides, while still maintaining a wide premium over the market. We believe these enhancements will heighten the portfolio's opportunities for superior risk-adjusted returns over the long term. We remain committed to our long-standing style, philosophy, and discipline.

                                 LOOKING AHEAD

In fact, we believe it is this very consistency that is essential to long-term success. Investment styles favored by the market are, in general, cyclical. But, for example, the capital appreciation-oriented strategies rewarded by the stock market through most of 1995 may have tempted some to increase risk levels at exactly the wrong time. As we look ahead, we believe the low interest rate, low inflation economic environment will bring the Income + Growth style back into vogue, and those investors who have maintained or increased their low risk, high yield, high quality equity portfolios should be well-positioned to reap the competitive rewards.

                                                              By William Rechter

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                INVESTMENT IN COWEN INCOME + GROWTH FUND, INC.,
                        CLASS "A" SHARES AND THE S&P 500



                                   COW INC + GROWTH
                             -------------------------
                               COWEN INC
                                + GWTH
                                 FUND        S & P 500
                             -----------     ---------
 9/19/86*                    $  10,000       $  10,000
 7/31/87                     $  10,491       $  14,164
 7/31/88                     $  10,167       $  12,505
 7/31/89                     $  13,064       $  16,499
 7/31/90                     $  12,606       $  17,571
 7/31/91                     $  14,043       $  19,814
 7/31/92                     $  16,639       $  22,348
 7/31/93                     $  18,211       $  24,298
 7/31/94                     $  18,263       $  25,559
11/30/94**                   $  17,745       $  25,572
11/30/95                     $  22,980       $  35,011


---------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------
      1 YEAR                5 YEAR              INCEPTION*
-------------------   -------------------   -------------------
      23.35%                13.20%                 9.46%
---------------------------------------------------------------

** Fund changed fiscal year to one ending on November 30.

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                                 AVERAGE ANNUAL TOTAL RETURN
                           ----------------------------------------
                                   1 YEAR             INCEPTION***
                           ----------------------     -------------
Class "B" shares****                       23.49%         14.94%
Class "C" shares                           29.99%         19.19%

---------------
 *** Inception dates of Class "B" shares and Class "C" shares are May 17, 1994 and May 9, 1994 respectively.

**** After deduction of Contingent Deferred Sales Charge.

      All performance figures assume reinvestment of dividends and capital gains.

      Past performance is not predictive of future results.

                                       --

                             COWEN OPPORTUNITY FUND

                      Replanting the Portfolio to Find the
                     Next Wave of Re-Emerging Growth Stocks

For the fiscal year ended November 1995, the Cowen Opportunity Fund lagged most major indices as the nature of our investment style -- which focuses on undervalued, re-emerging growth stocks -- did not enjoy popularity. For the fiscal year, Class "A" shares returned 7.91%. Class B and Class C share performance can be found on page 6. The S&P 500 Index returned 36.9% during the same period. December's results were more satisfying. As sectors of the market that we believed were overvalued continued to correct, evidence emerged that investors will begin to recognize the values we had already identified.
  We tend to look for particular companies or industries that are out of favor with Wall Street . . . companies that tend to sell at low multiples to book value, cash flow, and sales, which gives us protection in terms of valuation when or if there is a market correction. To illustrate this point, beta is a tool used by portfolio managers to measure one's portfolio risk relative to the overall market, which has a beta of 1.00. The beta of the Cowen Opportunity Fund on November 30 was 0.75 -- which meant the fund only carried 75% of the market's risk according to this measure. By comparison, funds that seek growth tend to have a beta of more than 1.00, indicating above-average volatility.
  To build a portfolio, we identify a catalyst which will lead to a re-emergence of growth both in terms of sales and earnings for a particular company or industry. With Maxicare Healthcare Systems, an HMO in our portfolio, that catalyst is the growth of enrollees. At other times it could be the fact that general industry conditions are improving. In the United States, the supply and demand for oil and natural gas are in equilibrium. We have seen a rise in the price of oil and natural gas due to cold weather across the country during the last month. This should benefit Oryx, Parker and Parsley, and Coho Energy, which are efficient producers of these two commodities and consequently holdings in our portfolio. Better energy prices should lead to an increase in demand for services and equipment, which help improve production. Thus, Dreco Energy and Weatherford International should see increased demand for their services and better-than-expected earnings going forward.
  Sometimes having a long-term point of view can be a short-term negative. This past year the Opportunity Fund has been underweighted in the areas of Technology and Financials, relative to our peers, which were popular with investors. For most of the year our weighting in Technology was no more than 10% of the fund and our weighting in Financials no more than 6%. We saw too much valuation risk relative to the expected earnings growth to justify larger weightings in these areas.
  As is always the case, good things come to those who have the patience to wait and search out among the discards of others. As the herd has indiscriminately reduced its exposure to technology of late due to shortfalls in earnings and stock prices of certain companies, we have actually increased our exposure. We have been able to find companies such as Gerber Scientific and Quad Systems, which are in front of important new product cycles that should lead to improved earnings and upward revisions of earnings estimates by Wall Street analysts.
  Six months ago if you had asked us our opinion of the markets, we would have probably said neutral-to-bearish, just because our discipline of re-emerging growth was coming up dry. Also, some of the seeds that we had planted in terms of stocks in our portfolio hadn't seen the re-emergence of growth that we tend to expect will happen right away. However, in the past two months that has changed. Seeds such as Matrix Pharmaceutical, Maxicare Health Systems, Parker and Parsley, and Weatherford have started to sprout and emerge. Others, such as Concentra and Platinum Technology, are being planted.
  The objective of the fund has remained constant in that we manage a portfolio of perceived laggards which in the long run turn out to be the stars of tomorrow and lead to winning performance.

                                                                 By Jarrod Cohen

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                     INVESTMENT IN COWEN OPPORTUNITY FUND,
                        CLASS "A" SHARES AND THE S&P 500

                                            COWEN OPPORTUNITY FUND
                                      ----------------------------------
                                        COWEN
                                         OPP                    RUSSELL
                                         FUND     S & P 500       2000
                                      ---------   ---------    ---------
 3/31/88*                             $  10,000   $  10,000    $  10,000
11/30/88                              $   9,099   $  10,827    $  10,094
11/30/89                              $  10,970   $  14,158    $  12,145
11/30/90                              $  11,235   $  13,653    $   9,442
11/30/91                              $  15,341   $  16,440    $  13,680
11/30/92                              $  17,693   $  19,466    $  16,908
11/30/93                              $  22,910   $  21,429    $  20,112
11/30/94                              $  25,094   $  21,722    $  19,890
11/30/95                              $  27,079   $  29,740    $  25,557

-----------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------
      1 YEAR                 5 YEAR               INCEPTION*
-------------------    -------------------    -------------------
       2.77%                 18.08%                 13.88%
-----------------------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                            AVERAGE ANNUAL TOTAL
                                   RETURN
                           ----------------------
                           1 YEAR     INCEPTION**
                           ------     -----------
Class "B" shares***        1.97%         5.99%
Class "C" shares           8.40%         9.26%

---------------
 ** Inception dates of Class "B" shares and Class "C" shares are May 17, 1994 and May 9, 1994 respectively.
*** After deduction of Contingent Deferred Sales Charge.

    All performance figures assume reinvestment of dividends and capital gains.

    Past performance is not predictive of future results.

                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                        COWEN GOVERNMENT SECURITIES FUND

                        Lengthening Maturity to Capture
                     Appreciation During Major Market Rally

The high portfolio quality and flexibility to adjust maturity and sector weightings shared by the Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund enabled both to capture the strong total returns produced by the huge bond market rally that lasted through much of the Funds' fiscal year ended November 30, 1995.
  The annual return of the Intermediate Fixed Income Fund's Class A shares was 14.22%, approximately in line with its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, which had a slightly higher return of 14.54%. Class B and Class C share performance can be found on page 9. The annual return of the Government Securities Fund's Class A shares was 15.23%. While this underperformed the Lehman Brothers Aggregate Index, which had a return of 17.64%, once we made portfolio adjustments appropriate to the rally in the second six months, the Fund did show improved performance relative to its benchmark. Class B and Class C share performance can be found on page 10.

                               INVESTMENT REVIEW

Overall, the year was an extremely positive one for the bond market. The impact of the Federal Reserve Board's monetary policy in 1994 to raise rates was felt quickly, the economy in fact slowed, and the country entered a period of declining interest rates. The yield curve went from being "flat" -- where short-term rates are virtually equal to long-term rates -- to a more normalized "steep" curve where rates increase with maturities. As was the case six months ago, it was again the 5-year maturity point that experienced the greatest change along the yield curve, with yields on 5-year Treasury Notes declining nearly 2.3 percentage points over the Funds' fiscal year.
  We lengthened average maturity in the Intermediate Fixed Income Fund, extending it over the twelve months from 4.3 years to 5.1 years as of November
30. This is longer than the benchmark's average maturity on that date of 4.27 years and was a major factor in the Fund's performance. We basically maintained the Fund's sector allocation having, at the end of the twelve months, 73.0% in U.S. Treasury Securities, 21.5% in investment grade corporate securities, and 5.5% in GNMA mortgage securities.
  To take advantage of the price appreciation of bonds during this period, we carried out two major strategies in the Government Securities Fund. First, we remained overweighted in Treasury Securities, which tend to outperform in a rally as investors focus on a "pure" investment in the "yield curve" where the credit quality of the issuer cannot affect the bond's price (budgetary impasses in Congress notwithstanding). Second, as anticipated in our last report, we lengthened the Fund's average maturity to 9.3 years and its average duration to match the benchmark's 5.0 years.

                                 LOOKING AHEAD

Fundamental signs lead us to believe that although the bond market rally has probably not peaked, we may be entering a period of yield stability, and that we will need to focus in both Funds on capturing incremental income as the major contributor to total return in 1996, rather than on price appreciation as in 1995. Diminishing inflationary pressures

                                       --
continue to be a positive for the bond market, and economic indicators point to sub-par economic growth. Although we believe there is little risk of a recession in the next two quarters, there is still some room for interest rates to come down further, as the Federal Reserve Board may respond to these lower inflationary pressures with another cut of rates in the near future.
  Based on this outlook, we are maintaining a longer maturity in both Funds. We also will focus ahead on those sectors that will most likely provide a yield advantage over U.S. Treasuries. In the Intermediate Fixed Income Fund -- which was 73% invested in U.S. Treasuries as of November 30 -- our next step will likely be to shift more assets into both investment grade corporate bonds and mortgage-backed securities to gain a yield advantage. The Government Securities portfolio was invested 56% in Treasuries and 44% in GNMAs and FNMAs. We will, of course, maintain our conservative disciplines and high quality investment criteria in managing both Funds' portfolios.

                                                                By Alan Koepplin

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
               INVESTMENT IN COWEN INTERMEDIATE FIXED INCOME FUND
                          IN CLASS "A" SHARES AND THE
                 LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX

                                        COW INTERMED FIX INC
                                     --------------------------
                                                      LEHMAN
                                         COWEN     INTERMEDIATE
                                         INTER       GOVT/CORP
                                        FIX INC       INDEX
                                     ------------  ------------
 1/20/93*                            $   10,000    $   10,000
11/30/93                             $   10,316    $   10,720
11/30/94                             $   10,133    $   10,521
11/30/95                             $   11,575    $   12,051

---------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
         1 YEAR                   INCEPTION*
------------------------   ------------------------
         11.53%                     5.24%
---------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                           AVERAGE ANNUAL TOTAL
                                  RETURN
                          ----------------------
                          1 YEAR     INCEPTION**
                          ------     -----------
Class "B" shares***       11.12%         8.28%
Class "C" shares          14.41%        10.07%

---------------
 ** Inception dates of Class "B" shares and Class "C" shares are July 12, 1994 and July 11, 1994 respectively.
*** After deduction of Contingent Deferred Sales Charge.

    All performance figures assume reinvestment of dividends and capital gains.

    Past performance is not predictive of future results.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                INVESTMENT IN COWEN GOVERNMENT SECURITIES FUND,
                CLASS "A" SHARES AND THE LEHMAN AGGREGATE INDEX

                                         COW GOVT SEC
                                   -------------------------
                                      COWEN        LEHMAN
                                      GOVT        AGGREGATE
                                      SEC           INDEX
                                   ----------   ------------
 1/20/93*                          $   10,000   $   10,000
11/30/93                           $   10,228   $   10,799
11/30/94                           $    9,896   $   10,470
11/30/95                           $   11,404   $   12,317

---------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
         1 YEAR                   INCEPTION*
------------------------   ------------------------
         9.73%                      4.70%
---------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                               AVERAGE ANNUAL TOTAL RETURN
                          -------------------------------------
                                 1 YEAR             INCEPTION**
                          ---------------------     -----------
Class "B" shares***                      10.09%         7.48%
Class "C" shares                         16.52%        11.14%

---------------
 ** Inception dates of Class "B" shares and Class "C" shares are July 15, 1994 and July 11, 1994 respectively.

*** After deduction of Contingent Deferred Sales Charge.

    All performance figures assume reinvestment of dividends and capital gains.

    Past performance is not predictive of future results.

                                       --

                         COWEN INCOME+GROWTH FUND, INC.
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1995

  SHARES                           DESCRIPTION                          VALUE
               COMMON STOCKS -- 94.9% of total portfolio
               BUSINESS SERVICES -- 3.5%
     40,000    Dun & Bradstreet                                      $  2,495,000
                                                                     ------------
               CONSUMER DURABLES -- 3.4%
    155,000    Hanson PLC ADR                                           2,363,750
                                                                     ------------
               CONSUMER PRODUCTS -- 1.8%
     25,000    Tambrands Inc.                                           1,303,125
                                                                     ------------
               ELECTRICAL UTILITIES -- 15.7%
     90,000    Baltimore Gas & Electric                                 2,396,250
     70,000    Central & South West Corp.                               1,881,250
     90,000    Scana Corp.                                              2,430,000
     90,000    Southern Corp.                                           2,058,750
     58,000    Union Electric Corp.                                     2,327,250
                                                                     ------------
                                                                       11,093,500
                                                                     ------------
               HEALTH CARE -- 3.2%
     28,000    Bristol-Myers Squibb                                     2,247,000
                                                                     ------------
               INSURANCE -- 3.5%
     65,000    Ohio Casualty Corp.                                      2,470,000
                                                                     ------------
               NATURAL GAS DISTRIBUTORS -- 14.6%
     90,000    Brooklyn Union Gas Co.                                   2,542,500
    100,000    MCN Corp.                                                2,175,000
     70,000    National Fuel Gas Co.                                    2,248,750
     60,000    Piedmont Natural Gas Co.                                 1,410,000
     70,000    Utilicorp United Inc.                                    1,951,250
                                                                     ------------
                                                                       10,327,500
                                                                     ------------

See notes to combined financial statements

                                       --

                         COWEN INCOME+GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1995

  SHARES                           DESCRIPTION                          VALUE
               COMMON STOCKS -- (Continued)
               PETROLEUM -- 10.5%
     24,000    Atlantic Richfield                                    $  2,601,000
     50,000    Chevron Corp.                                            2,468,750
     30,000    Exxon Corp.                                              2,321,250
                                                                     ------------
                                                                        7,391,000
                                                                     ------------
               REAL ESTATE INVESTMENT TRUSTS -- 5.5%
    120,000    New Plan Realty Investment Trust                         2,520,000
     40,000    Weingarten Realty Investment Trust                       1,370,000
                                                                     ------------
                                                                        3,890,000
                                                                     ------------
               REGIONAL BANKS -- 15.2%
     55,000    AmSouth Bancorp                                          2,179,375
     35,000    First Union Corp.                                        1,911,875
     60,000    KeyCorp                                                  2,212,500
     60,000    National City Corp.                                      1,942,500
     85,000    PNC Bank Corp.                                           2,486,250
                                                                     ------------
                                                                       10,732,500
                                                                     ------------
               RETAIL -- 3.1%
     47,000    JC Penney                                                2,203,125
                                                                     ------------
               TELEPHONE -- 11.9%
     35,000    Bell Atlantic Corp.                                      2,205,000
     57,000    GTE Corp.                                                2,429,625
     45,000    NYNEX Corp.                                              2,233,125
     50,000    Pacific Telesis Group                                    1,500,000
                                                                     ------------
                                                                        8,367,750
                                                                     ------------
               TOBACCO -- 3.0%
     50,000    American Brands, Inc.                                    2,087,500
                                                                     ------------
               TOTAL COMMON STOCKS (Cost $58,230,804)                $ 66,971,750
                                                                     ------------

See notes to combined financial statements

                                       --

                         COWEN INCOME+GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1995

 PRINCIPAL
  AMOUNT                           DESCRIPTION                          VALUE
               SHORT TERM INVESTMENTS -- 5.1%
$ 1,210,000    Ford Motor Credit Corp., 5.77%, 12/04/95              $  1,209,418
  2,385,000    General Electric Cap. Corp., 5.74%, 12/05/95             2,383,478
                                                                     ------------
               TOTAL SHORT TERM INVESTMENTS (Cost $3,592,896)        $  3,592,896
                                                                     ------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $61,823,700)                                    $ 70,564,646
                                                                     ------------
                                                                     ------------

See notes to combined financial statements

                                       --

                             COWEN OPPORTUNITY FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1995

      SHARES                          DESCRIPTION                        VALUE
                    COMMON STOCKS -- 84.5% of total portfolio
                    OIL/GAS PRODUCTION/EXPLORATION -- 15.5%
        100,000     Coho Energy Inc.*                                 $    487,500
         20,000     Louisiana Land & Exploration                           780,000
        270,000     Oryx Energy Co.*                                     3,543,750
        175,000     Parker & Parsley Petroleum                           3,281,250
        115,000     USX Marathon Group                                   2,113,125
                                                                       -----------
                                                                        10,205,625
                                                                       -----------
                    CONSUMER NON-DURABLES -- 9.2%
         45,000     Berlitz International Inc.*                            708,750
        200,000     Chiquita Brands International                        2,675,000
        150,000     Clearly Canadian Beverage Corp.*                       196,875
        200,000     Kinder Care Learning Center*                         2,450,000
                                                                       -----------
                                                                         6,030,625
                                                                       -----------
                    OIL/GAS SERVICE -- 8.3%
         20,000     BJ Service Co.*                                        492,500
         60,000     Dreco Energy Services*                                 915,000
        300,000     Kaneb Services Inc.*                                   562,500
         50,000     Petroleum Geo Services*                                987,500
        100,000     Weatherford International*                           2,537,500
                                                                       -----------
                                                                         5,495,000
                                                                       -----------
                    HEALTH SERVICES -- 8.2%
        100,000     Maxicare Health Plans*                               2,187,500
         15,000     Physician's Corp. of America*                          226,875
        100,000     Rehabcare Corp.*                                     1,712,500
         50,000     Value Health Inc.*                                   1,256,250
                                                                       -----------
                                                                         5,383,125
                                                                       -----------
                    MEDICAL SUPPLIES -- 6.9%
         40,000     Datascope Corp.*                                     1,020,000
        100,000     Protocol Systems Inc.*                               1,037,500
        100,000     U.S. Surgical Corp.*                                 2,512,500
                                                                       -----------
                                                                         4,570,000
                                                                       -----------

See notes to combined financial statements

                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1995

      SHARES                          DESCRIPTION                        VALUE
                    COMMON STOCKS -- (Continued)
                    COMPUTER-SOFTWARE -- 6.3%
         31,500     Concentra Corp.*                                  $    322,875
         50,000     Control Data Systems Inc.*                             850,000
         90,400     Gerber Scientific Inc.                               1,536,800
         40,000     MacNeal-Schwendler Corp.                               625,000
         63,000     Ross Systems Inc.*                                     196,875
         30,000     Software Artistry Inc.*                                555,000
          5,000     Teknomatix Technology Ltd.*                             67,500
                                                                       -----------
                                                                         4,154,050
                                                                       -----------
                    RETAIL/APPAREL -- 5.9%
         50,000     Brauns Fashions Corp.*                                 112,500
        100,000     Charming Shoppes                                       231,250
         90,000     DM Management Co.*                                     168,750
        109,700     Galoob (Lewis) Toys Inc.*                            1,247,838
         20,000     Oshkosh B'Gosh Inc.                                    305,000
         80,000     Phillips-Van Heusen                                    830,000
         60,000     Roberds Inc.*                                          645,000
         50,000     Sports & Recreation Inc.*                              350,000
                                                                       -----------
                                                                         3,890,338
                                                                       -----------
                    COMPUTER SYSTEMS -- 5.5%
        400,000     Concurrent Computer Corp.*                             512,520
         75,000     Evans & Sutherland Computer Corp.*                   1,800,000
         10,000     Lasermasters Technology Inc.*                           60,000
         85,000     Netframe Systems Inc.*                                 499,375
         50,000     Sequent Computer Systems Inc.*                         793,750
                                                                       -----------
                                                                         3,665,645
                                                                       -----------
                    BIOTECHNOLOGY -- 4.4%
         73,300     Collagen Corp.                                       1,337,725
        100,000     Matrix Pharmaceutical*                               1,550,000
                                                                       -----------
                                                                         2,887,725
                                                                       -----------
                    BUILDING MATERIAL -- 2.7%
        150,300     Dravo Corp.*                                         1,803,600
                                                                       -----------

See notes to combined financial statements

                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1995

      SHARES                          DESCRIPTION                        VALUE
                    COMMON STOCKS -- (Continued)
                    ELECTRONICS -- 2.4%
        100,000     Videonics Inc.*                                   $  1,250,000
         40,000     Quad Systems Corp.*                                    335,000
                                                                      ------------
                                                                         1,585,000
                                                                      ------------
                    FINANCIAL SERVICES -- 2.2%
         54,000     Dime Financial Corp.*                                  661,500
         35,000     RCSB Financial Inc.                                    835,625
                                                                      ------------
                                                                         1,497,125
                                                                      ------------
                    RESTAURANTS -- 1.5%
         80,000     Quantum Restaurant Group*                              980,000
                                                                      ------------
                    STEEL/IRON -- 1.4%
         90,000     Northwest Pipe Co.*                                    900,000
                                                                      ------------
                    MINING -- 1.2%
         70,000     Zeigler Coal Holding Co.                               787,500
                                                                      ------------
                    ENVIRONMENT CONTROL -- 1.1%
        215,000     ICF Kaiser International Inc.*                         725,625
                                                                      ------------
                    HOME BUILDERS -- .9%
         84,900     Hovnanian Enterprises Inc.*                            573,075
                                                                      ------------
                    PHARMACEUTICALS -- .8%
         20,000     Ivax Corp.                                             532,500
                                                                      ------------
                    TELECOMMUNICATIONS -- .1%
         10,000     Telebit Corp.*                                          42,500
                                                                      ------------
                    TOTAL COMMON STOCKS (Cost $52,199,459)            $ 55,709,058
                                                                      ------------

See notes to combined financial statements

                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1995

     PRINCIPAL
      AMOUNT                          DESCRIPTION                        VALUE
                    SHORT TERM INVESTMENTS -- 15.5%
    $ 5,000,000     Ford Motor Credit Corp., 5.77% 12/04/95           $  5,000,000
      5,225,000     General Electric Cap. Corp., 5.74% 12/05/95          5,225,000
                                                                      ------------
                    TOTAL SHORT TERM INVESTMENTS
                    (Cost $10,225,000)                                $ 10,225,000
                                                                      ------------
                    TOTAL INVESTMENTS (Cost $62,424,459)              $ 65,934,058
                                                                      ------------
                                                                      ------------

---------------
* Non-income producing security

See notes to combined financial statements

                                       --

                        COWEN GOVERNMENT SECURITIES FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1995

    PRINCIPAL
     AMOUNT                          DESCRIPTION                          VALUE
                  MORTGAGE-BACKED SECURITIES -- 44.2% of total
                  portfolio
                  FEDERAL NATIONAL MORTGAGE ASS'N (FNMA)
                  CERTIFICATES:
    $ 783,149     7.000%, 12/01/24                                     $   782,656
                  GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
                  CERTIFICATES:
       20,079     9.000%, 05/15/21                                          21,268
       27,517     9.500%, 11/15/21                                          29,546
      279,244     7.000%, 12/15/23                                         279,854
      274,739     8.500%, 03/15/25                                         286,845
      213,121     9.500%, 03/20/25                                         225,908
      195,201     8.000%, 05/15/25                                         201,971
                                                                       -----------
                  TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $1,794,852)                                      1,828,048
                                                                       -----------
                  U.S. TREASURY OBLIGATIONS -- 55.8%
       25,000     U.S. Treasury Notes, 5.500%, 11/15/98                     25,063
      200,000     U.S. Treasury Notes, 6.750%, 04/30/00                    209,344
      100,000     U.S. Treasury Notes, 5.750%, 10/31/00                    100,844
      500,000     U.S. Treasury Notes, 8.000%, 05/15/01                    556,170
      750,000     U.S. Treasury Bonds, 8.250%, 05/15/05                    821,250
      500,000     U.S. Treasury Bonds, 7.625%, 02/15/25                    594,765
                                                                       -----------
                  TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $2,211,277)                                      2,307,436
                                                                       -----------
                  TOTAL INVESTMENTS (Cost $4,006,129)                  $ 4,135,484
                                                                       -----------
                                                                       -----------

See notes to combined financial statements

                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1995

     PRINCIPAL
      AMOUNT                          DESCRIPTION                         VALUE
                    CORPORATE NOTES -- 21.5% of total portfolio
    $   250,000     American General 8.000%, 02/15/00                  $    267,367
        500,000     Ford Capital B 9.875%, 05/15/02                         593,555
        500,000     GTE Corp. 8.850%, 03/01/98                              530,220
        500,000     International Paper 9.700%, 03/15/00                    567,370
      1,000,000     Transamerica Finance 6.750%, 06/01/00                 1,026,800
        500,000     Union Oil of California 9.125%, 02/15/06                596,235
                                                                       ------------
                    TOTAL CORPORATE NOTES
                    (Cost $3,449,755)                                     3,581,547
                                                                       ------------
                    MORTGAGE-BACKED SECURITIES -- 5.5%
                    GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
                    CERTIFICATES:
        230,662     8.000%, 06/15/01                                        239,455
         58,215     9.000%, 12/15/16                                         61,798
         75,051     10.000%, 12/15/18                                        82,536
         59,236     8.500%, 10/15/21                                         61,846
         82,917     8.000%, 06/15/22                                         85,937
        378,019     8.000%, 02/15/23                                        391,488
                                                                       ------------
                    TOTAL MORTGAGE-BACKED SECURITIES
                    (Cost $909,843)                                         923,060
                                                                       ------------
                    U.S. GOVERNMENT AND AGENCIES -- 73.0%
        200,000     U.S. Treasury Notes, 5.625%, 10/31/97                   200,938
      1,330,000     U.S. Treasury Notes, 7.250%, 02/15/98                 1,379,662
      1,685,000     U.S. Treasury Notes, 9.000%, 05/15/98                 1,822,176
        250,000     U.S. Treasury Notes, 5.500%, 11/15/98                   250,625
      1,700,000     U.S. Treasury Notes, 8.875%, 02/15/99                 1,867,348
      1,200,000     U.S. Treasury Notes, 7.125%, 09/30/99                 1,265,808
      1,375,000     U.S. Treasury Notes, 7.750%, 01/31/00                 1,486,293
      1,000,000     U.S. Treasury Notes, 7.125%, 02/29/00                 1,059,060
      1,150,000     U.S. Treasury Notes, 6.750%, 04/30/00                 1,203,728
        500,000     U.S. Treasury Notes, 5.750%, 10/31/00                   504,220
        500,000     U.S. Treasury Notes, 6.500%, 08/15/05                   526,170
        500,000     U.S. Treasury Bonds, 7.625%, 02/15/25                   594,765
                                                                       ------------
                    TOTAL GOVERNMENT AND AGENCIES
                    ($11,921,751)                                        12,160,793
                                                                       ------------
                    TOTAL INVESTMENTS ($16,281,349)                    $ 16,665,400
                                                                       ------------
                                                                       ------------

See notes to combined financial statements

                                       --

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1995

                                                                   INCOME+GROWTH
                                                                        FUND
     ASSETS:
       Investments in securities, at value (cost $61,823,700,
         $62,424,459, $4,006,129 and $16,281,349,
         respectively -- see statements)                            $ 70,564,646
       Cash                                                              108,355
       Receivables:
         Cowen & Company                                                      --
         Subscriptions to Common Stock                                   124,712
         Investment securities sold                                           --
         Dividends and interest                                          313,715
       Prepaid expenses, etc.                                             29,292
       Deferred organization expenses -- Note 1(E)                            --
                                                                 ----------------
            TOTAL ASSETS                                              71,140,720
                                                                 ----------------
     LIABILITIES:
       Payables:
         Cowen & Company                                                  42,803
         Redemptions of Common Stock                                     125,068
         Dividends -- Note 1(C)                                               --
         Investment securities purchased                                 887,915
         Accrued expenses and other liabilities                           24,022
                                                                 ----------------
            TOTAL LIABILITIES                                          1,079,808
                                                                 ----------------
     NET ASSETS                                                     $ 70,060,912
                                                                 ----------------
                                                                 ----------------
     NET ASSETS consist of:
       Paid-in Capital                                              $ 58,530,829
       Accumulated undistributed net investment income                   488,161
       Accumulated net realized gain (loss) on investments             2,300,976
       Net unrealized appreciation on investments                      8,740,946
                                                                 ----------------
     NET ASSETS                                                     $ 70,060,912
                                                                 ----------------
                                                                 ----------------
     CLASS A
       Net assets                                                   $ 49,298,345
       Outstanding shares of common stock, ($.001 par value)           3,736,310
       Net asset value per share                                    $      13.19
       Maximum offering price per share                             $      13.85
     CLASS B
       Net assets                                                   $  1,453,070
       Outstanding shares of common stock, ($.001 par value)             110,575
       Net asset value per share                                    $      13.14
     CLASS C
       Net assets                                                   $ 19,309,497
       Outstanding shares of common stock, ($.001 par value)           1,459,342
       Net asset value per share                                    $      13.23

See notes to combined financial statements

                                       --

                                    GOVERNMENT          INTERMEDIATE FIXED
        OPPORTUNITY FUND         SECURITIES FUND            INCOME FUND
           $65,934,058              $4,135,484              $16,665,400
               908,129                   1,511                  172,388
                    --                   7,306                    4,762
                13,058                     300                    3,875
             1,511,181                      --                       --
                24,061                  28,833                  260,973
                18,844                  21,127                   21,954
                    --                  29,376                   29,735
      ------------------        ---------------        ------------------
            68,409,331               4,223,937               17,159,087
      ------------------        ---------------        ------------------
                49,749                      --                       --
               574,533                  51,087                    3,000
                    --                   3,607                    9,020
             3,263,865                      --                       --
                78,469                  25,833                   31,346
      ------------------        ---------------        ------------------
             3,966,616                  80,527                   43,366
      ------------------        ---------------        ------------------
           $64,442,715              $4,143,410              $17,115,721
      ------------------        ---------------        ------------------
      ------------------        ---------------        ------------------
           $59,536,188              $4,020,748              $16,568,181
                    --                      --                       --
             1,396,928                  (6,693)                 163,489
             3,509,599                 129,355                  384,051
      ------------------        ---------------        ------------------
           $64,442,715              $4,143,410              $17,115,721
      ------------------        ---------------        ------------------
      ------------------        ---------------        ------------------
           $38,723,706              $3,944,895              $14,666,883
             2,948,618                 401,507                1,511,209
           $     13.13              $     9.83              $      9.71
           $     13.78              $    10.32              $      9.94
           $ 6,454,852              $  153,360              $   576,740
               499,038                  15,314                   58,959
           $     12.93              $    10.01              $      9.78
           $19,264,157              $   45,155              $ 1,872,098
             1,459,097                   4,543                  193,484
           $     13.20              $     9.94              $      9.68

See notes to combined financial statements

                                       --

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1995

                                                                  INCOME+GROWTH
                                                                       FUND
     INVESTMENT INCOME:
       Dividend income                                             $  2,743,431
       Interest income                                                   96,187
                                                                ----------------
            TOTAL INCOME                                              2,839,618
                                                                ----------------
     EXPENSES:
       Investment management fee -- Note 2(A)                           379,702
       Service fee -- Class A -- Note 2(C)                              102,414
       Service and Distribution fees -- Class B -- Note 2(C)              9,341
       Professional fees                                                 66,137
       Shareholder servicing fees
         Class A                                                         67,507
         Class B                                                          2,019
         Class C                                                          6,251
       Directors' fees and expenses -- Note 2(D)                         21,995
       Federal and state registration fees                               39,754
       Prospectus and shareholders' reports                              31,853
       Custodian fees                                                     6,360
       Amortization of organization expenses -- Note 1(E)                    --
       Miscellaneous                                                      4,700
                                                                ----------------
            TOTAL EXPENSES                                              738,033
              Less: expenses waived and absorbed --
                Notes 2(A, C and D)                                     (98,199)
                                                                ----------------
            NET EXPENSES                                                639,834
                                                                ----------------
       Net Investment Income (loss)                                   2,199,784
                                                                ----------------
       Realized and Unrealized Gain on Investments -- Note 3:
         Net realized gain on investments                             2,758,033
         Net unrealized appreciation on investments                   8,290,131
                                                                ----------------
       Net Realized and Unrealized Gain on Investments               11,048,164
                                                                ----------------
       Net Increase in Net Assets Resulting from Operations        $ 13,247,948
                                                                ----------------
                                                                ----------------

See notes to combined financial statements

                                       --

                                     GOVERNMENT            INTERMEDIATE FIXED
        OPPORTUNITY FUND           SECURITIES FUND             INCOME FUND
           $   309,727                $      --                $        --
               339,733                  223,225                    890,049
      ----------------          ---------------           ----------------
               649,460                  223,225                    890,049
      ----------------          ---------------           ----------------
               509,283                   18,271                     60,112
                93,590                    7,251                     25,585
                52,019                    1,126                      2,184
                63,426                   22,073                     22,973
                64,197                    5,127                     12,133
                10,677                      543                        511
                 8,099                      293                        834
                20,998                   20,998                     20,998
                54,194                   40,065                     41,963
                17,276                   11,565                     10,950
                18,311                    4,500                      7,694
                    --                   13,841                     14,016
                 5,178                      968                      1,291
      ----------------          ---------------           ----------------
               917,248                  146,621                    221,244
              (124,503)                (139,268)                  (167,513)
      ----------------          ---------------           ----------------
               792,745                    7,353                     53,731
      ----------------          ---------------           ----------------
              (143,285)                 215,872                    836,318
      ----------------          ---------------           ----------------
             1,687,515                   28,835                    238,072
             2,189,742                  180,135                    475,634
      ----------------          ---------------           ----------------
             3,877,257                  208,970                    713,706
      ----------------          ---------------           ----------------
           $ 3,733,972                $ 424,842                $ 1,550,024
      ----------------          ---------------           ----------------
      ----------------          ---------------           ----------------

See notes to combined financial statements

                                       --

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       INCOME+GROWTH FUND
                                         -----------------------------------------------
                                           11/30/95         11/30/94
                                             (YEAR          (4 MONTHS      7/31/94 (YEAR
                                            ENDED)           ENDED)           ENDED)
     OPERATIONS:
       Net investment income              $ 2,199,784      $   661,331      $ 1,585,956
       Net realized gain (loss) on
         investments                        2,758,033         (349,437)         665,224
       Net unrealized appreciation
         (depreciation) on investments      8,290,131       (1,435,863)      (1,997,897)
                                         ------------     ------------     ------------
            NET INCREASE (DECREASE) IN
              NET ASSETS RESULTING
              FROM OPERATIONS              13,247,948       (1,123,969)         253,283
                                         ------------     ------------     ------------
     DISTRIBUTIONS TO SHAREHOLDERS
       FROM:
       Net investment income
         Class A                           (1,595,862)        (399,750)      (1,520,221)
         Class B                              (27,580)          (1,770)            (125)
         Class C                             (326,848)         (59,251)         (56,632)
       Net realized gains on
         investments
         Class A                                   --               --       (4,048,127)
         Class B                                   --               --               --
         Class C                                   --               --               --
                                         ------------     ------------     ------------
            TOTAL DISTRIBUTIONS TO
              SHAREHOLDERS                 (1,950,290)        (460,771)      (5,625,105)
                                         ------------     ------------     ------------
     COMMON STOCK TRANSACTIONS -- NOTE
       4
       Proceeds from shares sold           25,694,218        2,216,545       10,774,468
       Net asset value of shares
         issued in reinvestments of
         distributions                      1,811,615          425,094        5,204,709
       Cost of shares redeemed             (7,156,525)      (2,409,025)      (5,857,344)
                                         ------------     ------------     ------------
         NET INCREASE IN NET ASSETS
            FROM COMMON STOCK
            TRANSACTIONS                   20,349,308          232,614       10,121,833
                                         ------------     ------------     ------------
            TOTAL INCREASE (DECREASE)
              IN NET ASSETS                31,646,966       (1,352,126)       4,750,011
     NET ASSETS:
       Beginning of period                 38,413,946       39,766,072       35,016,061
                                         ------------     ------------     ------------
       End of period                      $70,060,912      $38,413,946      $39,766,072
                                         ------------     ------------     ------------
                                         ------------     ------------     ------------
     Undistributed net investment
       income                             $   488,161      $   238,667      $    38,107
                                         ------------     ------------     ------------
                                         ------------     ------------     ------------

See notes to combined financial statements

                                       --

                                                             OPPORTUNITY FUND
                                                     --------------------------------
                                                                YEAR ENDED
                                                        11/30/95          11/30/94
     OPERATIONS:
       Net investment loss                            $   (143,285)      $  (213,788)
       Net realized gain on investments                  1,687,515         2,850,938
       Net unrealized appreciation
         on investments                                  2,189,742            91,289
                                                     -------------      ------------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                            3,733,972         2,728,439
                                                     -------------      ------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                                --                --
         Class B                                                --                --
         Class C                                                --                --
       Net realized gains on investments
         Class A                                        (2,076,944)       (4,859,527)
         Class B                                          (140,465)               --
         Class C                                          (495,100)               --
                                                     -------------      ------------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (2,712,509)       (4,859,527)
                                                     -------------      ------------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                        26,834,498        26,262,545
       Net asset value of shares issued in
         reinvestments of distributions                  2,659,316         4,691,824
       Cost of shares redeemed                         (10,917,159)       (3,125,566)
                                                     -------------      ------------
         NET INCREASE IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                          18,576,655        27,828,803
                                                     -------------      ------------
            TOTAL INCREASE IN NET ASSETS                19,598,118        25,697,715
     NET ASSETS:
       Beginning of year                                44,844,597        19,146,882
                                                     -------------      ------------
       End of year                                    $ 64,442,715       $44,844,597
                                                     -------------      ------------
                                                     -------------      ------------

See notes to combined financial statements

                                       --

                                                                 GOVERNMENT
                                                               SECURITIES FUND
                                                       -------------------------------
                                                                 YEAR ENDED
                                                         11/30/95          11/30/94
     OPERATIONS:
       Net investment income                            $   215,872        $  34,729
       Net realized gain (loss) on investments               28,835          (35,528)
       Net unrealized appreciation (depreciation) on
         investments                                        180,135          (17,131)
                                                       ------------      -----------
            NET INCREASE (DECREASE) IN NET ASSETS
              RESULTING FROM OPERATIONS                     424,842          (17,930)
                                                       ------------      -----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                           (206,111)         (36,403)
         Class B                                             (7,476)            (548)
         Class C                                             (2,285)            (313)
       Net realized gains on investments
         Class A                                                 --           (3,174)
         Class B                                                 --               --
         Class C                                                 --               --
                                                       ------------      -----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (215,872)         (40,438)
                                                       ------------      -----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                          3,823,786          767,475
       Net asset value of shares issued in
         reinvestments of distributions                     192,488           34,916
       Cost of shares redeemed                             (642,884)        (729,790)
                                                       ------------      -----------
         NET INCREASE IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                            3,373,390           72,601
                                                       ------------      -----------
            TOTAL INCREASE IN NET ASSETS                  3,582,360           14,233
     NET ASSETS:
       Beginning of year                                    561,050          546,817
                                                       ------------      -----------
       End of year                                      $ 4,143,410        $ 561,050
                                                       ------------      -----------
                                                       ------------      -----------

See notes to combined financial statements

                                       --

                                                            INTERMEDIATE FIXED
                                                                INCOME FUND
                                                      -------------------------------
                                                                YEAR ENDED
                                                        11/30/95          11/30/94
     OPERATIONS:
       Net investment income                           $   836,318       $   136,684
       Net realized gain (loss) on investments             238,072           (75,249)
       Net unrealized appreciation (depreciation)
         on investments                                    475,634           (87,673)
                                                      ------------      ------------
            NET INCREASE (DECREASE) IN NET ASSETS
              RESULTING FROM OPERATIONS                  1,550,024           (26,238)
                                                      ------------      ------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                          (708,617)         (138,678)
         Class B                                           (29,694)           (2,585)
         Class C                                           (98,007)           (1,980)
       Net realized gains on investments
         Class A                                                --           (22,345)
         Class B                                                --                --
         Class C                                                --                --
                                                      ------------      ------------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (836,318)         (165,588)
                                                      ------------      ------------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                        14,174,490         2,771,462
       Net asset value of shares issued in
         reinvestments of dividends                        744,437           159,535
       Cost of shares redeemed                          (2,230,224)         (692,758)
                                                      ------------      ------------
         NET INCREASE IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                          12,688,703         2,238,239
                                                      ------------      ------------
            TOTAL INCREASE IN NET ASSETS                13,402,409         2,046,413
     NET ASSETS:
       Beginning of year                                 3,713,312         1,666,899
                                                      ------------      ------------
       End of year                                     $17,115,721       $ 3,713,312
                                                      ------------      ------------
                                                      ------------      ------------

See notes to combined financial statements

                                       --

                                  COWEN FUNDS
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: Cowen Income + Growth Fund, Inc. ("CIG") and Cowen Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the Cowen Intermediate Fixed Income Fund ("CIFIF"), Cowen Government Securities Fund, formerly known as Cowen Tradition Fixed Income Fund ("CGSF"), and Cowen Opportunity Fund ("COF"). Cowen & Company ("Cowen") acts as the investment manager and distributor of each of the Funds' shares. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF and CGSF.
  On April 19, 1994, shareholders approved amendments to the Funds' Articles of Incorporation to provide for the issuance of additional classes of shares. Effective May 9, 1994 (for CIG and COF) and July 11, 1994 (for CIFIF and CGSF), pursuant to such amendments, the Funds' then existing shares became Class A shares and the Funds became eligible to issue Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a Contingent Deferred Sales Charge and Class C shares are not subject to a sales charge. Also on April 19, 1994, shareholders approved a service plan providing for an annual service fee of .25% on Class A and Class B shares of each fund, and an annual distribution fee of .75% on Class B shares of CIG, COF and CSGF and of .25% on Class B shares of CIFIF.
  (A) Portfolio valuation: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.
  (B) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.
  (C) Dividends to shareholders: Dividends for CIG and COF are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.
  (D) Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.
  At November 30, 1995, CGSF had an unused capital loss carryover of approximately $7,000, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire in fiscal 2002.
  (E) Deferred organization expenses: Organization expenses paid by CGSF and CIFIF are being

                                       --
amortized to operations from January 20, 1993, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by Cowen in connection with the organization of each Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.
  (F) During the year ended November 30, 1994, COF adopted Statement of Position 93-2 Determination Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. In accordance with Federal Income Tax Regulations certain short-term realized gains are offset against COF's accumulated net investment loss. As of November 30, 1995, $143,285 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments. Net investment income, net realized gains, and net assets were not affected by this change.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
(A) Investment Management Fee: Fees paid by the Funds to Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50% and .60% for CIG, COF, CIFIF and CGSF, respectively, of the average daily value of each Fund's net assets. The Agreements further provide that if the aggregate expenses of a Fund, exclusive of interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses, exceed the expense limitation of any state having jurisdiction over that Fund, Cowen will reimburse the Fund for such excess. The most restrictive state expense limitation applicable to the Funds requires reimbursement of expenses in any year that such expenses, excluding distribution expenses, taxes, interest, brokerage and extraordinary expenses, exceed 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. There was no expense reimbursement required for any Fund for the year ended November 30, 1995; however, since May 9, 1994, Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .20% through August 31, 1995, and of .18% after the date, of the average daily value of its net assets, and the COF's expenses in an amount equal to an annual rate of .22% of the average daily value of its net assets.
  With respect to CGSF and CIFIF, through July 11, 1994, Cowen waived all of each Fund's Investment Management Fee and has agreed to pay all of each Fund's expenses. From July 11, 1994 through March 31, 1995, Cowen continued to waive all of each Fund's Investment Management Fee and to pay all of each Fund's expenses. With respect to CGSF, Cowen is voluntarily waiving its investment management fee and service fee and absorbing all other expenses, except for .25% of other expenses and .50% of the Class B distribution fee. The directors' fees are being waived by directors. With respect to CIFIF, Cowen is voluntarily waiving its investment management fee and absorbing all other expenses, except for .25% of other expenses and its service and distribution fees. The directors' fees are being waived by directors. Cowen has agreed to maintain these fee and expense reimbursement arrangements through March 31, 1996 (see "Shareholder Servicing and Distribution Plan" later in this note).
  (B) In acting as distributor during the year ended November 30, 1995, Cowen earned $51,696, $98,878, $9,014 and $17,067 of commissions on sales of the shares of CIG, COF, CGSF and CIFIF, respectively.

                                       --

  (C) Shareholder Servicing and Distribution Plans (the "Plan"): Cowen is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid by Cowen to persons, including Cowen employees, who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.
  In addition, pursuant to the Plan, the Funds pay to Cowen a monthly distribution fee at the annual rate of .75% for CIG, COF and CGSF and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.
  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it receives under the Plan.
  (D) Directors who are not officers, directors, partners, stockholders or employees of Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and reimbursement for travel and out-of-pocket expenses; however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended November 30, 1995, was as follows:

                  CIG              COF              CGSF            CIFIF
-----------------------------------------------------------------------------
Purchases     $ 46,043,978     $ 83,207,579     $ 12,231,306     $ 42,247,090
-----------------------------------------------------------------------------
Sales         $ 35,740,813     $ 74,925,775     $  8,630,767     $ 29,780,137
-----------------------------------------------------------------------------

  At November 30, 1995, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).
  At November 30, 1995, accumulated net unrealized appreciation on investments was as follows:

                       CIG            COF          CGSF         CIFIF
-----------------------------------------------------------------------
Gross Unrealized
 Appreciation      $ 9,292,650    $ 5,778,507    $ 129,633    $ 387,189
Gross Unrealized
 Depreciation          551,704      2,268,908          278        3,138
-----------------------------------------------------------------------
 Net               $ 8,740,946    $ 3,509,599    $ 129,355    $ 384,051
-----------------------------------------------------------------------

NOTE 4 - COMMON STOCK TRANSACTIONS: At November 30, 1995, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.
  Transactions in the Fund's Common Stock were as follows:

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN INCOME + GROWTH FUND

                                                        YEAR ENDED NOVEMBER 30, 1995
                             ----------------------------------------------------------------------------------
                                      CLASS A                     CLASS B                      CLASS C
                             -------------------------    ------------------------    -------------------------
                              SHARES         AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
                             ---------    ------------    ---------    -----------    ---------    ------------
Shares Sold                  1,060,509    $ 12,228,736      98,162     $ 1,137,116      976,780    $ 12,328,366
Dividends Reinvested           127,170       1,462,254       2,287          26,830       28,022         322,531
                             ---------    ------------    ---------    -----------    ---------    ------------
                             1,187,679      13,690,990     100,449       1,163,946    1,004,802      12,650,897
Shares Redeemed               (475,701)     (5,554,055)    (16,349)       (204,964)    (113,006)     (1,397,506)
                             ---------    ------------    ---------    -----------    ---------    ------------
Net Increase                   711,978    $  8,136,935      84,100     $   958,982      891,796    $ 11,253,391
                             =========     ===========    =========     ==========    =========     ===========

                                                      FOUR MONTHS ENDED NOVEMBER 30, 1994
                                -------------------------------------------------------------------------------
                                         CLASS A                    CLASS B                    CLASS C
                                -------------------------    ----------------------    ------------------------
                                 SHARES         AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT
                                ---------    ------------    ---------    ---------    ---------    -----------
Shares Sold                        42,642    $    467,393      21,266     $233,743      137,685     $ 1,515,409
Dividends Reinvested               33,431         364,728         160        1,740        5,373          58,626
                                ---------    ------------    ---------    ---------    ---------    -----------
                                   76,073         832,121      21,426      235,483      143,058       1,574,035
Shares Redeemed                  (192,322)     (2,112,065)         --           --      (26,644)       (296,960)
                                ---------    ------------    ---------    ---------    ---------    -----------
Net Increase (Decrease)          (116,249)   $ (1,279,944)     21,426     $235,483      116,414     $ 1,277,075
                                =========     ===========    =========    =========    =========     ==========

                                                           YEAR ENDED JULY 31, 1994
                               --------------------------------------------------------------------------------
                                        CLASS A                     CLASS B                    CLASS C
                               --------------------------    ----------------------    ------------------------
                                SHARES         AMOUNT         SHARES       AMOUNT       SHARES        AMOUNT
                               ---------    -------------    ---------    ---------    ---------    -----------
Shares Sold                      918,329    $  10,348,789      5,037       $54,828       32,619     $   370,851
Dividends Reinvested             442,905        5,149,118         11           126        5,051          55,465
Shares Transferred from
  Class A                             --               --         --            --      421,908       4,611,425
                               ---------    -------------    ---------    ---------    ---------    -----------
                               1,361,234       15,497,907      5,048        54,954      459,578       5,037,741
                               ---------    -------------    ---------    ---------    ---------    -----------
Shares Redeemed                 (499,029)      (5,752,307)        --            --       (8,447)       (105,037)
Shares Transferred to
  Class C                       (421,908)      (4,611,425)        --            --           --              --
                               ---------    -------------    ---------    ---------    ---------    -----------
                                (920,937)     (10,363,732)        --            --       (8,447)       (105,037)
                               ---------    -------------    ---------    ---------    ---------    -----------
Net Increase                     440,297    $   5,134,175      5,048       $54,954      451,131     $ 4,932,704
                               =========    =============    =========    =========    =========     ==========

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN OPPORTUNITY FUND

                                                       YEAR ENDED NOVEMBER 30, 1995
                            -----------------------------------------------------------------------------------
                                     CLASS A                      CLASS B                      CLASS C
                            -------------------------     -----------------------     -------------------------
                             SHARES         AMOUNT         SHARES       AMOUNT         SHARES         AMOUNT
                            ---------    ------------     --------    -----------     ---------    ------------
Shares Sold                   612,055    $  7,910,141      390,219    $ 4,909,991     1,067,202    $ 14,014,366
Dividends Reinvested          173,680       2,028,580       12,026        139,672        42,007         491,064
                            ---------    ------------     --------    -----------     ---------    ------------
                              785,735       9,938,721      402,245      5,049,663     1,109,209      14,505,430
Shares Redeemed              (494,999)     (6,302,236)     (74,159)      (956,514)     (277,716)     (3,658,409)
                            ---------    ------------     --------    -----------     ---------    ------------
Net Increase                  290,736    $  3,636,485      328,086    $ 4,093,149       831,493    $ 10,847,021
                            =========     ===========     ========     ==========     =========     ===========

                                                        YEAR ENDED NOVEMBER 30, 1994
                              ---------------------------------------------------------------------------------
                                       CLASS A                      CLASS B                     CLASS C
                              -------------------------     -----------------------     -----------------------
                               SHARES         AMOUNT         SHARES       AMOUNT         SHARES       AMOUNT
                              ---------    ------------     --------    -----------     --------    -----------
Shares Sold                   1,765,997    $ 21,958,898      171,015    $ 2,194,994      166,185    $ 2,108,653
Dividends Reinvested            396,269       4,691,824           --             --
Shares Transferred from              --              --           --             --      472,768      5,843,419
  Class A                     ---------    ------------     --------    -----------     --------    -----------
                              2,162,266      26,650,722      171,015      2,194,994      638,953      7,952,072
                              ---------    ------------     --------    -----------     --------    -----------
Shares Redeemed                (223,648)     (2,981,977)         (63)          (808)     (11,349)      (142,781)
Shares Transferred to
  Class C                      (472,768)     (5,843,419)          --             --           --             --
                              ---------    ------------     --------    -----------     --------    -----------
                               (696,416)     (8,825,396)         (63)          (808)     (11,349)      (142,781)
                              ---------    ------------     --------    -----------     --------    -----------
Net Increase                  1,465,850    $ 17,825,326      170,952    $ 2,194,186      627,604    $ 7,809,291
                              =========     ===========     ========     ==========     ========     ==========

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN GOVERNMENT SECURITIES FUND

                                                           YEAR ENDED NOVEMBER 30, 1995
                                   ----------------------------------------------------------------------------
                                           CLASS A                    CLASS B                   CLASS C
                                   ------------------------    ----------------------    ----------------------
                                    SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                                   ---------    -----------    ---------    ---------    ---------    ---------
Shares Sold                         396,002     $ 3,717,273      8,201       $78,977       2,890       $27,536
Dividends Reinvested                 19,120         183,534        687         6,676         235         2,278
                                   ---------    -----------    ---------    ---------    ---------    ---------
                                    415,122       3,900,807      8,888        85,653       3,125        29,814
Shares Redeemed                     (66,867)       (642,735)        --            --         (15)         (149)
                                   ---------    -----------    ---------    ---------    ---------    ---------
Net Increase                        348,255     $ 3,258,072      8,888       $85,653       3,110       $29,665
                                   =========     ==========    =========    =========    =========    =========

                                                          YEAR ENDED NOVEMBER 30, 1994
                                   ---------------------------------------------------------------------------
                                           CLASS A                   CLASS B                   CLASS C
                                   -----------------------    ----------------------    ----------------------
                                    SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                   ---------    ----------    ---------    ---------    ---------    ---------
Shares Sold                          73,425     $  704,548      6,367       $60,200         289       $ 2,727
Dividends Reinvested                  3,539         34,060         59           546          33           310
Shares Transferred from Class A          --             --         --            --       1,110        10,513
                                   ---------    ----------    ---------    ---------    ---------    ---------
                                     76,964        738,608      6,426        60,746       1,432        13,550
                                   ---------    ----------    ---------    ---------    ---------    ---------
Shares Redeemed                     (76,699)      (729,790)        --            --          --            --
Shares Transferred to Class C        (1,110)       (10,513)        --            --          --            --
                                   ---------    ----------    ---------    ---------    ---------    ---------
                                    (77,809)      (740,303)        --            --          --            --
                                   ---------    ----------    ---------    ---------    ---------    ---------
Net Increase (Decrease)                (845)    $   (1,695)     6,426       $60,746       1,432       $13,550
                                   =========    ==========    =========    =========    =========    =========

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN INTERMEDIATE FIXED INCOME FUND

                                                         YEAR ENDED NOVEMBER 30, 1995
                                 -----------------------------------------------------------------------------
                                          CLASS A                    CLASS B                   CLASS C
                                 -------------------------    ---------------------    -----------------------
                                  SHARES         AMOUNT        SHARES      AMOUNT       SHARES       AMOUNT
                                 ---------    ------------    --------    ---------    --------    -----------
Shares Sold                      1,351,821    $ 12,669,301     24,311     $ 232,218    136,346     $ 1,272,971
Dividends Reinvested                66,831         637,786      1,809        17,211      9,435          89,440
                                 ---------    ------------    --------    ---------    --------    -----------
                                 1,418,652      13,307,087     26,120       249,429    145,781       1,362,411
Shares Redeemed                   (218,287)     (2,080,755)    (1,246)      (11,898)   (14,385)       (137,571)
                                 ---------    ------------    --------    ---------    --------    -----------
Net Increase                     1,200,365    $ 11,226,332     24,874     $ 237,531    131,396     $ 1,224,840
                                 =========     ===========    ========    =========    ========     ==========

                                                           YEAR ENDED NOVEMBER 30, 1994
                                     -------------------------------------------------------------------------
                                             CLASS A                   CLASS B                  CLASS C
                                     -----------------------    ---------------------    ---------------------
                                      SHARES       AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
                                     --------    -----------    --------    ---------    --------    ---------
Shares Sold                           205,997    $ 1,949,545     33,965     $ 315,311     55,417     $ 506,606
Dividends Reinvested                   16,525        156,216        145         1,342        214         1,977
Shares Transferred from Class A            --             --         --            --      6,457        60,373
                                     --------    -----------    --------    ---------    --------    ---------
                                      222,522      2,105,761     34,110       316,653     62,088       568,956
                                     --------    -----------    --------    ---------    --------    ---------
Shares Redeemed                       (72,788)      (692,529)       (25)         (229)        --            --
Shares Transferred to Class C          (6,457)       (60,373)        --            --         --            --
                                     --------    -----------    --------    ---------    --------    ---------
                                      (79,245)      (752,902)       (25)         (229)        --            --
                                     --------    -----------    --------    ---------    --------    ---------
Net Increase                          143,277    $ 1,352,859     34,085     $ 316,424     62,088     $ 568,956
                                     ========     ==========    ========    =========    ========    =========

                                       --

NOTE 5 - ACQUISITION OF EXETER EQUITY TRUST AND EXETER FIXED INCOME TRUST: On March 29, 1995, CIG acquired all the net assets of Exeter Equity Trust (Equity), a series of Branch Cabell Investment Trust, pursuant to a plan of reorganization approved by Equity's shareholders on March 23, 1995.
  The acquisition was accomplished by a tax-free exchange of 802,081 shares of Equity for 722,745 shares of CIG on March 29, 1995. The aggregate net assets of CIG and Equity immediately before the acquisition were $41,415,373 and $8,195,936, respectively, of which $194,683 represented unrealized appreciation of Equity's net assets. Immediately after the acquisition the combined net assets amounted to $49,611,309.
  On March 29, 1995, CGSF acquired all the net assets of Exeter Fixed Income Trust (Fixed Income), a series of Branch Cabell Investment Trust, pursuant to a plan of reorganization approved by Fixed Income's shareholders on March 23, 1995.
  The acquisition was accomplished by a tax-free exchange of 116,508 shares of Fixed Income for 115,714 shares of CGSF on March 29, 1995. The aggregate net assets of CGSF and Fixed Income immediately before the acquisition were $1,996,507 and $1,086,551, respectively, of which $36,595 represented unrealized depreciation of Fixed Income's net assets. Immediately after the acquisition the combined net assets amounted to $3,083,058.

                                       --

NOTE 6 -- FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                               COWEN INCOME + GROWTH FUND -- CLASS A
                                         ----------------------------------------------------------------------------------
                                                              FOUR
                                                             MONTHS
                                             YEAR            ENDED                        YEAR ENDED JULY 31,
                                             ENDED          NOV. 30,        -----------------------------------------------
                                           11/30/95           1994            1994         1993         1992         1991
                                         -------------    ------------      --------     --------     --------     --------
NET ASSET VALUE,
 Beginning of Period                        $ 10.62         $  11.06        $  12.97     $  12.85     $  11.30     $  10.59
                                         -------------    ------------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
 Investment Income -- Net                      0.51             0.19            0.52         0.48         0.46         0.44
 Net Realized and Unrealized Gains
   (Losses) on Investments                     2.54            (0.50)          (0.44)        0.68         1.57         0.72
                                         -------------    ------------      --------     --------     --------     --------
 Net from Investment Operations                3.05            (0.31)           0.08         1.16         2.03         1.16
                                         -------------    ------------      --------     --------     --------     --------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income         (0.48)           (0.13)          (0.52)       (0.49)       (0.48)       (0.44)
 Distributions from Net Realized
   Gains on Investments                          --               --           (1.47)       (0.55)          --        (0.01)
                                         -------------    ------------      --------     --------     --------     --------
 Total Distributions                          (0.48)           (0.13)          (1.99)       (1.04)       (0.48)       (0.45)
                                         -------------    ------------      --------     --------     --------     --------
NET ASSET VALUE,
 End of Period                              $ 13.19         $  10.62        $  11.06     $  12.97     $  12.85     $  11.30
                                         ============     ===========        =======      =======      =======      =======
Total Return(5)                               29.50%           (8.50%)(2)       0.28%        9.45%       18.49%       11.40%
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)                   $49,298         $ 32,104        $ 34,722     $ 35,016     $ 32,956     $ 32,098
 Ratio of Expenses to Average
   Net Assets                                  1.31%            0.47%(3)        1.26%        1.33%        2.02%        2.26%
 Ratio of Investment Income -- Net to
   Average Net Assets                          4.29%            1.65%(3)        4.32%        3.74%        3.84%        4.07%
 Decrease Reflected on Above Ratios
   Due to Expense
   Reimbursements/Waivers                      0.19%            0.07%(3)        0.04%          --           --           --
 Portfolio Turnover Rate                         72%              31%             76%          62%          73%          41%

                                       --

                                                            COWEN INCOME + GROWTH FUND -- CLASS B
                                                       -----------------------------------------------
                                                                          FOUR
                                                                         MONTHS                PERIOD
                                                                          ENDED                 FROM
                                                        YEAR              NOV.                 5/17/94(4)
                                                        ENDED              30,                 THROUGH
                                                       11/30/95           1994                 7/31/94
                                                       -------           -------               -------
NET ASSET VALUE,
  Beginning of Period                                  $ 10.58           $ 11.04               $ 10.85(1)
                                                       -------           -------               -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income -- Net                                0.42              0.16                  0.09
  Net Realized and Unrealized Gains (Losses) on
    Investments                                           2.54             (0.50)                 0.20
                                                       -------           -------               -------
  Net from Investment Operations                          2.96             (0.34)                 0.29
                                                       -------           -------               -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                   (0.40)            (0.12)                (0.10)
  Distributions from Net Realized Gains on
    Investments                                             --                --                    --
                                                       -------           -------               -------
  Total Distributions                                    (0.40)            (0.12)                (0.10)
                                                       -------           -------               -------
NET ASSET VALUE,
  End of Period                                        $ 13.14           $ 10.58               $ 11.04
                                                        ======            ======                ======
Total Return(5)                                          28.49%            (9.33%)(2)            13.19%(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $ 1,453           $   280               $    56
  Ratio of Expenses to Average Net Assets                 2.07%             0.75%(3)              0.57%(3)
  Ratio of Investment Income -- Net to Average Net
    Assets                                                3.44%             1.31%(3)              0.45%(3)
  Decrease Reflected on Above Ratios Due to
    Expense Reimbursements/Waivers                        0.19%             0.07%(3)              0.04%(3)
  Portfolio Turnover Rate                                   72%               31%                   76%

                                       --

                                                            COWEN INCOME + GROWTH FUND -- CLASS C
                                                       -----------------------------------------------
                                                                              FOUR
                                                                             MONTHS            PERIOD
                                                                              ENDED             FROM
                                                         YEAR                 NOV.             5/19/94(4)
                                                        ENDED                  30,             THROUGH
                                                       11/30/95               1994             7/31/94
                                                       --------              -------           -------
NET ASSET VALUE,
  Beginning of Period                                  $  10.62              $ 11.06           $ 10.91(1)
                                                       --------              -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income -- Net                                 0.52                 0.20              0.10
  Net Realized and Unrealized Gains (Losses) on
    Investments                                            2.59                (0.50)             0.16
                                                       --------              -------           -------
  Net from Investment Operations                           3.11                (0.30)             0.26
                                                       --------              -------           -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                    (0.50)               (0.14)            (0.11)
  Distributions from Net Realized Gains on
    Investments                                              --                   --                --
                                                       --------              -------           -------
  Total Distributions                                     (0.50)               (0.14)            (0.11)
                                                       --------              -------           -------
NET ASSET VALUE,
  End of Period                                        $  13.23              $ 10.62           $ 11.06
                                                       ========               ======            ======
Total Return(5)                                           29.99%               (8.37%)(2)        10.63%(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $ 19,309              $ 6,029           $ 4,988
  Ratio of Expenses to Average Net Assets                  0.96%                0.40%(3)          0.28%(3)
  Ratio of Investment Income -- Net to Average
    Net Assets                                             4.66%                1.68%(3)          1.13%(3)
  Decrease Reflected on Above Ratios Due to
    Expense Reimbursements/Waivers                         0.19%                0.07%(3)          0.05%(3)
  Portfolio Turnover Rate                                    72%                  31%               76%

                                       --

                                                            COWEN OPPORTUNITY FUND -- CLASS A
                                                 --------------------------------------------------------
                                                                    YEAR NOVEMBER 30,
                                                 --------------------------------------------------------
                                                   1995        1994        1993        1992        1991
                                                 --------    --------    --------    --------    --------
NET ASSET VALUE,
  Beginning of Year                              $  12.98    $  16.06    $  14.92    $  14.72    $  10.78
                                                 --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income (Loss) -- Net(6)                (0.04)      (0.09)      (0.16)      (0.20)      (0.22)
  Net Realized and Unrealized Gains (Losses)
    on Investments                                   0.97        1.22        3.79        2.22        4.16
                                                 --------    --------    --------    --------    --------
  Net from Investment Operations                     0.93        1.13        3.63        2.02        3.94
                                                 --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 --          --          --          --          --
  Distributions from Net Realized Gains on
    Investments                                     (0.78)      (4.21)      (2.49)      (1.82)         --
                                                 --------    --------    --------    --------    --------
  Total Distributions                               (0.78)      (4.21)      (2.49)      (1.82)         --
                                                 --------    --------    --------    --------    --------
NET ASSET VALUE,
  End of Year                                    $  13.13    $  12.98    $  16.06    $  14.92    $  14.72
                                                 ========    ========    ========    ========    ========
Total Return(5)                                      7.91%       9.53%      29.48%      15.33%      36.55%
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                       $ 38,724    $ 34,487    $ 19,147    $ 13,547    $ 11,672
  Ratio of Expenses to Average Net Assets            1.43%       1.47%       1.63%       2.52%       2.80%
  Ratio of Investment Loss -- Net to Average
    Net Assets                                      (0.28%)     (0.66%)     (1.10%)     (1.43%)     (1.42%)
  Decrease Reflected on Above Ratios Due to
    Expense Reimbursements/Waivers                   0.22%       0.14%         --          --          --
  Portfolio Turnover Rate                             148%        152%        167%        145%         97%

                                       --

                                                                 COWEN OPPORTUNITY FUND -- CLASS B
                                                              ---------------------------------------
                                                                                              PERIOD
                                                                                               FROM
                                                               YEAR                           5/17/94(4)
                                                               ENDED                          THROUGH
                                                              11/30/95                        11/30/94
                                                              -------                         -------
NET ASSET VALUE,
  Beginning of Period                                         $ 12.91                         $ 12.18(1)
                                                              -------                         -------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income (Loss) -- Net(6)                            (0.14)                          (0.09)
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                  0.94                            0.82
                                                              -------                         -------
  Net from Investment Operations                                 0.80                            0.73
                                                              -------                         -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                             --                              --
  Distributions from Net Realized Gains on
    Investments                                                 (0.78)                             --
                                                              -------                         -------
  Total Distributions                                           (0.78)                             --
                                                              -------                         -------
NET ASSET VALUE,
  End of Year                                                 $ 12.93                         $ 12.91
                                                               ======                          ======
Total Return(5)                                                  6.97%                          11.04%(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                    $ 6,455                         $ 2,207
  Ratio of Expenses to Average Net Assets                        2.19%                           1.32%(3)
  Ratio of Investment Loss -- Net to Average Net
    Assets                                                      (1.06%)                         (0.83%)(3)
  Decrease Reflected on Above Ratios Due to Expense
    Reimbursements/Waivers                                       0.22%                           0.12%(3)
  Portfolio Turnover Rate                                         148%                            152%

                                       --

                                                                COWEN OPPORTUNITY FUND -- CLASS C
                                                             ----------------------------------------
                                                                                              PERIOD
                                                                                               FROM
                                                               YEAR                           5/9/94(4)
                                                              ENDED                           THROUGH
                                                             11/30/95                         11/30/94
                                                             --------                         -------
NET ASSET VALUE,
  Beginning of Period                                        $  12.99                         $ 12.36(1)
                                                             --------                         -------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income (Loss) -- Net(6)                             0.01                           (0.03)
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                  0.98                            0.66
                                                             --------                         -------
  Net from Investment Operations                                 0.99                            0.63
                                                             --------                         -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                             --                              --
  Distributions from Net Realized Gains on
    Investments                                                 (0.78)                             --
                                                             --------                         -------
  Total Distributions                                           (0.78)                             --
                                                             --------                         -------
NET ASSET VALUE,
  End of Year                                                $  13.20                         $ 12.99
                                                             ========                          ======
Total Return(5)                                                  8.40%                           9.04%(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                   $ 19,264                         $ 8,151
  Ratio of Expenses to Average Net Assets                        1.03%                           0.75%(3)
  Ratio of Investment Income (Loss) -- Net to
    Average Net Assets                                           0.11%                          (0.26%)(3)
  Decrease Reflected on Above Ratios Due to Expense
    Reimbursements/Waivers                                       0.22%                           0.13%(3)
  Portfolio Turnover Rate                                         148%                            152%

                                       --

                                                   COWEN GOVERNMENT SECURITIES FUND -- CLASS A
                                              -----------------------------------------------------
                                                                                            PERIOD
                                                                                             FROM
                                                                                            1/20/93
                                                                                            (COMMENCEMENT
                                                                                              OF
                                               YEAR                 YEAR                    OPERATIONS)
                                               ENDED                ENDED                   THROUGH
                                              11/30/95             11/30/94                 11/30/93
                                              -------              -------                  -------
      NET ASSET VALUE,
        Beginning of Period                   $  9.17              $ 10.11                  $  9.77
                                              -------              -------                  -------
      INCOME FROM INVESTMENT
        OPERATIONS:
        Investment Income -- Net                 0.69                 0.52                     0.41
        Net Realized and Unrealized
          Gains (Losses) on
          Investments                            0.66                (0.84)                    0.30
                                              -------              -------                  -------
        Net from Investment Operations           1.35                (0.32)                    0.71
                                              -------              -------                  -------
      LESS DISTRIBUTIONS:
        Dividends from Net Investment
          Income                                (0.69)               (0.56)                   (0.37)
        Distributions from Net
          Realized Gains on
          Investments                              --                (0.06)                      --
                                              -------              -------                  -------
        Total Distributions                     (0.69)               (0.62)                   (0.37)
                                              -------              -------                  -------
      NET ASSET VALUE,
        End of Period                         $  9.83              $  9.17                  $ 10.11
                                               ======               ======                   ======
      Total Return(5)                           15.23%               (3.24%)                   8.49%(2)
      RATIOS/SUPPLEMENTARY DATA
        Net Assets (000 Omitted)              $ 3,945              $   488                  $   547
        Ratio of Expenses to Average
          Net Assets                             0.22%                  --                       --
        Ratio of Investment Income --
          Net to Average Net Assets              7.08%                5.24%                    5.06%(3)
        Decrease Reflected on Above
          Ratios Due to:
          Investment Management and
            Service Fees Waived by
            Cowen                                0.85%                0.78%                    0.75%(3)
          Other Expenses Waived or
            Absorbed                             3.63%               11.85%                   16.94%(3)
        Portfolio Turnover Rate                   289%                 210%                     122%

                                       --

                                                                          COWEN GOVERNMENT
                                                                     SECURITIES FUND -- CLASS B
                                                               --------------------------------------
                                                                                               PERIOD
                                                                                                FROM
                                                                YEAR                           7/15/94(4)
                                                                ENDED                          THROUGH
                                                               11/30/95                        11/30/94
                                                               -------                         ------
NET ASSET VALUE,
  Beginning of Period                                          $  9.28                         $ 9.52(1)
                                                               -------                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income -- Net                                        0.63                           0.20
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                   0.73                          (0.24)
                                                               -------                         ------
  Net from Investment Operations                                  1.36                          (0.04)
                                                               -------                         ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                           (0.63)                         (0.20)
  Distributions from Net Realized Gains on
    Investments                                                     --                             --
                                                               -------                         ------
  Total Distributions                                            (0.63)                         (0.20)
                                                               -------                         ------
NET ASSET VALUE,
  End of Period                                                $ 10.01                         $ 9.28
                                                                ======                          =====
Total Return(5)                                                  15.09%                         (1.27%)(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                     $   153                         $   60
  Ratio of Expenses to Average Net Assets                         0.75%                          0.28%(3)
  Ratio of Investment Income -- Net to Average Net
    Assets                                                        6.62%                          2.02%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and Distribution
      Fees
      Waived by Cowen                                             1.10%                          0.30%(3)
    Other Expenses Waived or Absorbed                             5.29%                          6.05%(3)
  Portfolio Turnover Rate                                          289%                           210%

                                       --

                                                                          COWEN GOVERNMENT
                                                                     SECURITIES FUND -- CLASS C
                                                                -------------------------------------
                                                                                               PERIOD
                                                                                                FROM
                                                                 YEAR                          7/11/94(4)
                                                                ENDED                          THROUGH
                                                                11/30/95                       11/30/94
                                                                ------                         ------
NET ASSET VALUE,
  Beginning of Period                                           $ 9.17                         $ 9.45(1)
                                                                ------                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income -- Net                                         .70                           0.22
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                    .77                           (.28)
                                                                ------                         ------
  Net from Investment Operations                                  1.47                           (.06)
                                                                ------                         ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                            (.70)                          (.22)
  Distributions from Net Realized Gains on
    Investments                                                     --                             --
                                                                ------                         ------
  Total Distributions                                             (.70)                          (.22)
                                                                ------                         ------
NET ASSET VALUE,
  End of Period                                                 $ 9.94                         $ 9.17
                                                                 =====                          =====
Total Return(5)                                                  16.52%                         (1.57%)(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                      $   45                         $   13
  Ratio of Expenses to Average Net Assets                          .20%                            --
  Ratio of Investment Income -- Net to Average Net
    Assets                                                        7.12%                          2.42%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fees Waived by Cowen                     .60%                          0.24%(3)
    Other Expenses Waived or Absorbed                             5.14%                          6.26%(3)
  Portfolio Turnover Rate                                          289%                           210%

                                       --

                                                 COWEN INTERMEDIATE FIXED INCOME FUND -- CLASS
                                                                       A
                                                 ----------------------------------------------
                                                                                        PERIOD
                                                                                         FROM
                                                                                        1/20/93
                                                                                        (COMMENCEMENT
                                                                                          OF
                                                   YEAR              YEAR               OPERATIONS)
                                                  ENDED              ENDED              THROUGH
                                                 11/30/95           11/30/94            11/30/93
                                                 --------           -------             -------
NET ASSET VALUE,
  Beginning of Period                            $   9.12           $  9.95             $  9.77
                                                 --------           -------             -------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income -- Net                           0.67              0.51                0.40
  Net Realized and Unrealized Gains
    (Losses) on Investments                          0.59             (0.68)               0.14
                                                 --------           -------             -------
  Net from Investment Operations                     1.26             (0.17)               0.54
                                                 --------           -------             -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income              (0.67)            (0.53)              (0.36)
  Distributions from Net Realized Gains
    on Investments                                     --             (0.13)                 --
                                                 --------           -------             -------
  Total Distributions                               (0.67)            (0.66)              (0.36)
                                                 --------           -------             -------
NET ASSET VALUE,
  End of Period                                  $   9.71           $  9.12             $  9.95
                                                 ========            ======              ======
Total Return(5)                                     14.22%            (1.77%)              6.50%(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                       $ 14,667           $ 2,836             $ 1,167
  Ratio of Expenses to Average Net
    Assets                                           0.47%             0.12%                 --
  Ratio of Investment Income -- Net to
    Average Net Assets                               6.90%             5.41%               4.93%(3)
  Decrease Reflected on Above Ratios
    Due to:
    Investment Management and Service
      Fees Waived by Cowen                           0.50%             0.63%               0.75%(3)
    Other Expenses Waived or Absorbed                0.86%             3.43%               4.45%(3)
  Portfolio Turnover Rate                             264%              159%                143%

                                       --

                                                                   COWEN INTERMEDIATE FIXED
                                                                    INCOME FUND -- CLASS B
                                                                 ----------------------------
                                                                                       PERIOD
                                                                                        FROM
                                                                  YEAR                 7/12/94(4)
                                                                  ENDED                THROUGH
                                                                 11/30/95              11/30/94
                                                                 -------               ------
NET ASSET VALUE,
  Beginning of Period                                            $  9.17               $ 9.32(1)
                                                                 -------               ------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income -- Net                                          0.65                 0.20
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                     0.61                (0.15)
                                                                 -------               ------
  Net from Investment Operations                                    1.26                 0.05
                                                                 -------               ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                             (0.65)               (0.20)
  Distributions from Net Realized Gains on
    Investments                                                       --                   --
                                                                 -------               ------
  Total Distributions                                              (0.65)               (0.20)
                                                                 -------               ------
NET ASSET VALUE,
  End of Period                                                  $  9.78               $ 9.17
                                                                  ======                =====
Total Return(5)                                                    14.12%                1.25%(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                       $   577               $  313
  Ratio of Expenses to Average Net Assets                           0.68%                0.19%(3)
  Ratio of Investment Income -- Net to Average Net
    Assets                                                          6.79%                2.15%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and Distribution
      Fees Waived by Cowen                                          0.50%                0.18%(3)
    Other Expenses Waived or Absorbed                               1.25%                1.37%(3)
  Portfolio Turnover Rate                                            264%                 159%

                                       --

                                                                        COWEN INTERMEDIATE FIXED
                                                                         INCOME FUND -- CLASS C
                                                                    --------------------------------
                                                                                              PERIOD
                                                                                               FROM
                                                                     YEAR                     7/11/94(4)
                                                                     ENDED                    THROUGH
                                                                    11/30/95                  11/30/94
                                                                    -------                   ------
NET ASSET VALUE,
  Beginning of Period                                               $  9.10                   $ 9.34(1)
                                                                    -------                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Investment Income -- Net                                             0.69                     0.23
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                        0.58                    (0.24)
                                                                    -------                   ------
  Net from Investment Operations                                       1.27                    (0.01)
                                                                    -------                   ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                                (0.69)                   (0.23)
  Distributions from Net Realized Gains on Investments                   --                       --
                                                                    -------                   ------
  Total Distributions                                                 (0.69)                   (0.23)
                                                                    -------                   ------
NET ASSET VALUE,
  End of Period                                                     $  9.68                   $ 9.10
                                                                     ======                    =====
Total Return(5)                                                       14.41%                   (0.36%)(2)
RATIOS/SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                          $ 1,872                   $  565
  Ratio of Expenses to Average Net Assets                              0.20%                      --
  Ratio of Investment Income -- Net to Average Net Assets              7.23%                    1.98%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fee Waived by Cowen                          0.50%                    0.16%(3)
    Other Expenses Waived or Absorbed                                  0.97%                    1.87%(3)
  Portfolio Turnover Rate                                               264%                     159%

---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2) Annualized
(3) Not Annualized
(4) Commencement of Distribution
(5) Exclusive of Sales Charges
(6) Based upon average shares outstanding

                                       --

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Stockholders and Boards of Directors
Cowen Income + Growth Fund, Inc. and
Cowen Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Cowen Income + Growth Fund, Inc. and Cowen Funds, Inc. (comprising, respectively, Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund) as of November 30, 1995, and the related statements of operations for the year then ended and the statement of changes in net assets, and the financial highlights (see Note 6) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cowen Income + Growth Fund, Inc. and each of the respective portfolios constituting Cowen Funds, Inc. at November 30, 1995, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

New York, New York
January 3, 1996

                                       --

                             COWEN FAMILY OF FUNDS
                                Financial Square
                            New York, NY 10005-3597

                                   DIRECTORS
                           Joseph M. Cohen, Chairman

                                 James H. Carey
                                Dr. Peter P. Gil
                              Dr. Martin J. Gruber
                                Burton J. Weiss

                                    OFFICERS
Joseph M. Cohen, Chairman of the Board of Directors and Chief Executive Officer
                           David R. Sarns, President
          William Church, Vice President and Senior Investment Officer
Creighton H. Peet, Vice President, Treasurer, Chief Financial Officer and Senior
                               Investment Officer
                 William Rechter, Senior Investment Officer(1)
                      Jarrod Cohen, Investment Officer(2)
                      Alan Koepplin, Investment Officer(3)
         Lawrence S. Liebowitz, Vice President and Assistant Secretary
                           Rodd M. Baxter, Secretary
                         Irwood Schlackman, Controller

           INVESTMENT ADVISER                            CUSTODIAN
              & DISTRIBUTOR                          & TRANSFER AGENT
             Cowen & Company                   Investors Fiduciary Trust Co.
            Financial Square                          P.O. Box 419111
           New York, NY 10005                      Kansas City, MO 64141
              LEGAL COUNSEL                        INDEPENDENT AUDITORS
        Willkie Farr & Gallagher                     Ernst & Young LLP
           One Citicorp Center                      787 Seventh Avenue
          153 East 53rd Street                      New York, NY 10019
           New York, NY 10022

---------------
(1) Cowen Income + Growth and Cowen Opportunity
(2) Cowen Opportunity
(3) Cowen Intermediate Fixed Income and Cowen Government Securities

                                                                   COW/ANN 11/95